SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):           June 2, 1995



                            OSHKOSH TRUCK CORPORATION
             (Exact name of registrant as specified in its charter)

         Wisconsin             0-13886               39-052070
      (State or other       (Commission File       (IRS Employer
      jurisdiction of           Number)         Identification No.)
       incorporation)

       2307 Oregon Street, P. O. Box 2566,          54903-2566
                Oshkosh, Wisconsin                  (Zip Code)
     (Address of principal executive offices)


   Registrant's telephone number, including area code        (414) 235-9151

   Item 2.   Acquisition or Disposition of Assets.

   On June 2, 1995, Oshkosh Truck Corporation ("Oshkosh") and Freightliner Corporation, a wholly-owned subsidiary of Daimler-Benz ("Freightliner"), and Freightliner Chassis Corporation, a wholly-owned subsidiary of Freightliner, signed an agreement under which Freightliner Chassis Corporation acquired certain assets from Oshkosh that made up Oshkosh's motorhome, bus and van chassis business. The consideration, determined on an arm's length basis, included cash and the assumption by Freightliner of certain liabilities. The assets consisted of the property, plant and equipment as well as related goodwill, and did not include receivables. Inventories were purchased at cost. The liabilities assumed were for warranty liabilities related to previously produced chassis and industrial revenue bonds that were secured by the land and buildings purchased. The income effect of the transaction was a moderate gain for Oshkosh.

   Item 5.   Other Events.

   In a related transaction, on June 2, 1995, Oshkosh and Freightliner entered into a long-term strategic alliance. This alliance included Freightliner's purchase of 350,000 shares of Oshkosh Class B Common Stock at $15.00 per share and Freightliner's purchase of warrants to acquire 1,250,000 shares of Oshkosh Class B Common Stock at $16.50 per share for a period up to seven years. The warrant price was $3.35 per share. After giving effect to the issuance of the 350,000 shares to Freightliner, Oshkosh had 449,370 shares of Class A Common Stock and 8,612,595 shares of Class B Common Stock outstanding. The alliance agreement imposes certain restrictions on Freightliner's ability to transfer the 350,000 shares of Class B Common Stock issued to it, the warrants and the Class B Common Stock issuable upon exercise of warrants. When Freightliner is entitled to transfer such securities, Oshkosh is obligated under certain circumstances to register the sale of such securities under the Securities Act of 1933.

   The alliance also provides for the transfer to Oshkosh of Freightliner's non-commercial defense business and products. Oshkosh will have access to the Freightliner distribution system for selling its specialty products which include construction, refuse and highway snow removal trucks. Oshkosh will also assemble several series of Freightliner specialty trucks. The two companies will join in developing new trucks and components. The initial term of the alliance is 5 years, and it is subject to renewal. Freightliner's President and Chief Executive Officer, James L. Hebe, will serve on Oshkosh's Board of Directors.

   As a condition to entering into the alliance arrangements, Freightliner requested J. Peter Mosling, Jr. and Stephen P. Mosling, as the two majority Class A Common Stock shareholders of Oshkosh (the "Shareholders"), to execute a letter agreement under which the Shareholders, subject to certain exceptions, would be restricted during the term of the Alliance Agreement and thereafter while Freightliner beneficially owns more than 5% of the Class B Common Stock from transferring shares of Class A Common Stock that the Shareholders hold unless such shares were first converted into shares of Class B Common Stock (the "Freightliner Letter Agreement"). Oshkosh also sought the commitment of the Shareholders to (i) take actions within their power as shareholders of Oshkosh as are necessary to effect amendments to the Restated Articles of Incorporation of Oshkosh to provide for the mandatory conversion of Class A Common Stock into Class B Common Stock at such time as the number of outstanding shares of Class A Common Stock beneficially owned by the Shareholders in the aggregate is less than a number to be agreed upon by Oshkosh and the Shareholders, which will not be less than 150,000 shares, and (ii) enter into an agreement confirming that, upon the death of the last survivor of the Shareholders, all shares of Class A Common Stock beneficially owned by the Shareholders will be converted into Class B Common Stock. To induce the Shareholders to execute the Freightliner Letter Agreement and to make the other commitments, Oshkosh has agreed to pay each of the Shareholders $250,000. Oshkosh intends to seek shareholder approval of measures relating to the Class A Common Stock as described above at the annual meeting of shareholders to be held in January 1996. At such time as the provisions are fully implemented, either before or at the deaths of both of the Shareholders, Oshkosh will have a single class of common stock.

   Oshkosh's Board of Directors also approved an offer to holders of Class A Common Stock allowing a one-to-one conversion of shares of Class A Common Stock for shares of Class B Common Stock. In addition, in the Freightliner Letter Agreement, Oshkosh agreed to make exchanges of Class B Common Stock for Class A Common Stock in connection with any transfers of Class A Common Stock by the Shareholders in accordance with the Freightliner Letter Agreement.

   Item 7.   Financial Statements and Exhibits.

             (b)  Pro forma financial information

                  1. Pro Forma Consolidated Statement Balance Sheet as of April 1, 1995.

                  2. Pro Forma Consolidated Statement of Operations for the Six Months Ended April 1, 1995.

                  3. Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 1994.

             (c)  The following exhibits are furnished herewith:

             Exhibit 2. Asset Purchase Agreement, dated as of June 2, 1995, among Freightliner Chassis Corporation, Freightliner and Oshkosh.

             Exhibit 4. Series A Warrant to purchase shares of Class B Common Stock of Oshkosh Truck Corporation delivered to Freightliner Corporation by Oshkosh.

             Exhibit 10.1 Alliance Agreement, dated as of June 2, 1995, between Freightliner and Oshkosh.

             Exhibit 10.2 Letter Agreement among J. Peter Mosling, Jr., Stephen P. Mosling, Freightliner, Oshkosh and R. Eugene Goodson.

                            OSHKOSH TRUCK CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 APRIL 01, 1995
          (Unaudited, in thousands except share and per share amounts)

                                    Originally   Pro Forma
                                     Reported   Adjustments   Pro Forma
                Assets

    Current assets:
       Cash                            $381       $19,473     $19,854
       Receivables                   74,003        (5,345)     68,658
       Inventories                   71,284        (9,489)     61,795
       Prepaid expenses               3,636             0       3,636
       Deferred income taxes          9,311             0       9,311
                                    -------       -------     -------
         Total current assets       158,615         4,639     163,254
    Deferred charges                  2,774             0       2,774
    Deferred income taxes               626             0         626
    Other assets                     16,410          (117)     16,293

    Property, plant and equipment,
       at cost:
       Land and improvements          7,954        (2,450)      5,504
       Buildings                     34,801        (5,567)     29,234
       Machinery and equipment       73,629        (6,233)     67,396
                                    -------      --------    --------
                                    116,384       (14,250)    102,134

       Less accumulated
         depreciation                66,974        (5,810)     61,164
                                    -------      --------    --------
         Net property, plant and
           equipment                 49,410        (8,440)     40,970
                                    -------      --------     -------
    Total assets                   $227,835       $(3,918)   $223,917
                                    =======       =======     =======

    LIABILITIES AND SHAREHOLDERS'
       EQUITY
    Current liabilities:
       Accounts payable             $41,961       $(6,949)    $35,012
       Federal excise taxes           3,140             0       3,140
       Payroll-related obligations    6,783          (805)      5,978
       Accrued warranty               5,921        (2,727)      3,194
       Income taxes                   1,911           147       2,058

       Other liabilities             19,734          (382)     19,352
       Current liabilities held
         for disposition, net
         (Note 1)                         0         4,214       4,214
                                     ------       -------     -------
         Total current liabilities   79,450        (6,502)     72,948
    Long-term debt                   11,200       (11,200)          0
    Postretirement benefit
       obligations                    8,509           (18)      8,491
    Other long-term liabilities       7,716             0       7,716
    Long-term liabilities held
       for disposition (Note 1)           0         3,564       3,564
    Shareholders' equity:
       Preferred stock, par value
         $.01 per share,
         authorized 2,000,000
         shares, none issued              0             0           0
       Common stock, par value
         $.01 per share:

         Class A, authorized
           1,000,000 shares
           issued and outstanding
           449,370 shares                 4             0           4
         Class B, authorized
           18,000,000 shares,
           issued 8,908,795
           shares                        86             4          90
       Additional paid-in capital     7,709         8,598      16,307
       Retained earnings            117,577           230     117,807
                                    -------       -------    --------
                                    125,376         8,832     134,208
       Less:  Cost of Class B
         common stock in treasury;
         296,200  and 300,367
         shares at April 1, 1995
         and September 30,  1994,
         respectively                 2,556             0       2,556

       Pension liability
         adjustment                     454             0         454
       Cumulative translation
         adjustment                   1,406        (1,406)          0
                                    -------       -------     -------

         Total shareholders'
           equity                   120,960        10,238     131,198
                                    -------       -------     -------
    Total liabilities and
       shareholders' equity        $227,835       $(3,918)   $223,917
                                    =======      ========     =======

                  NOTE TO PRO FORMA CONSOLIDATED BALANCE SHEET

   NOTE 1.  Liabilities Held for Disposition

                              Short Term    Long Term      Total

    Receivables                 $5,150           $0       $5,150
    Inventories                    714            0          714
    Other assets                 1,250            0        1,250
    Accounts payable            (6,949)           0       (6,949)
    Payroll-related
     obligations                  (665)           0         (665)
    Accrued warranty            (1,177)      (2,700)      (3,877)
    Other liabilities           (1,701)        (864)      (2,565)
    Additional paid-in
     capital                      (836)           0         (836)
                               -------       ------      -------
    Total                     $ (4,214)    $ (3,564)    $ (7,778)
                               =======      =======      =======

                            OSHKOSH TRUCK CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED APRIL 01, 1995
                (Unaudited/In thousands except per share amounts)

                               Originally    Pro Forma
                                Reported    Adjustments  Pro Forma


    Net shipments              $241,582     $(38,725)   $202,857
    Cost of goods sold          209,846      (33,837)    176,009
                                -------      -------     -------
    Gross profit                 31,736       (4,888)     26,848
    Operating expenses:
       Selling, general and
        administrative           20,860       (4,740)     16,120
       Engineering, research
        and development           4,186       (1,058)      3,128
                                -------     --------    --------
    Total operating expenses     25,046       (5,798)     19,248
                                -------     --------    --------
    Income from operations        6,690          910       7,600


    Other income (expense):
       Interest expense            (798)         519        (279)
       Interest income              402          (19)        383

       Miscellaneous, net        (1,058)         544        (514)
                                  -----       ------      ------
                                 (1,454)       1,044        (410)
                                  -----       ------      ------
    Income from continuing
      operations before
      income taxes                5,236        1,954       7,190
    Provision for income
     taxes                        2,386          543       2,929
                                -------      -------     -------

    Income from continuing
     operations                   2,850        1,411       4,261
    Loss from operations of
       discontinued Chassis
       Division (less
       applicable income
       taxes of $543)                 0       (1,411)     (1,411)
                                -------       ------     -------

    Net income                   $2,850      $     0      $2,850
                                  =====      =======      ======
    Net earnings per common
     share
      From continuing
        operations                                         $0.49
      Discontinued operations                              (0.16)
                                                          ------
    Net income                                             $0.33
                                                           =====

                            OSHKOSH TRUCK CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1994
               (Unaudited, in thousands except per share amounts)


                               Originally    Pro Forma
                                Reported    Adjustments  Pro Forma

    Net shipments              $691,508    $(109,033)   $582,475

    Cost of goods sold          603,537      (94,937)    508,600
                                -------     --------    --------
    Gross profit                 87,971      (14,096)     73,875

    Operating expenses:
       Selling, general and
         administrative          55,285      (10,768)     44,517

       Engineering, research
         and development          8,205       (1,607)      6,598
                                -------      -------     -------

    Total operating expenses     63,490      (12,375)     51,115
                                -------      -------     -------
    Income from operations       24,481       (1,721)     22,760


    Other income (expense):

       Interest expense          (1,769)         999        (770)
       Interest income              432         (183)        249
       Miscellaneous, net        (1,193)       1,056        (137)
                                -------      -------      ------
                                 (2,530)       1,872        (658)
                                -------      -------     -------
    Income from continuing
       operations before
       income taxes              21,951          151      22,102

    Provision for income
       taxes                      8,897         (353)      8,544
                                 ------      -------     -------
    Income from continuing
      operations                 13,054          504      13,558

    Loss from operations of
       discontinued Chassis
       Division (less
       applicable income
       taxes of $353)                 0         (504)       (504)
                                -------      -------    --------
    Net income                  $13,054     $      0     $13,054
                                 ======      =======     =======

    Net earnings per common
     share
      From continuing
       operations                                          $1.56
      Discontinued operations                              (0.06)
                                                          -------
    Net income                                             $1.50
                                                           =====

                                   SIGNATURES


        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 OSHKOSH TRUCK CORPORATION

                                 By:  /s/ Peter F. Mueller
                                      Peter F. Mueller
                                      Corporate Controller


                                 Date:     June 19, 1995

                                  EXHIBIT INDEX


   Exhibit No.                     Description

      2           Asset Purchase Agreement, dated as of June 2,
                  1995, among Freightliner Chassis Corporation,
                  Freightliner and Oshkosh.

      4           Series A Warrant to purchase shares of Class B
                  Common Stock of Oshkosh Truck Corporation delivered to Freightliner Corporation by Oshkosh.

     10.1         Alliance Agreement, dated as of June 2,
                  1995, between Freightliner and Oshkosh.

     10.2         Letter Agreement among J. Peter Mosling,
                  Jr., Stephen P. Mosling, Freightliner,
                  Oshkosh and R. Eugene Goodson.